UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2008 (June 12, 2008)

GoAmerica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29359	22-3693371
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

433 Hackensack Avenue
Hackensack, NJ 07601
(Address of principal executive offices) (Zip code)

(201) 996-1717
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

     This Current Report on Form 8–K/A is being filed solely to provide information redacted from Exhibits 10.1 and 10.2 to the Current Report on Form 8–K of GoAmerica, Inc. filed with the United States Securities and Exchange Commission on June 16, 2008 (the “Original Filing”).

     A copy of the Second Amendment to Credit Agreement, dated as of June 12, 2008, which replaces, and contains information not contained in, the version thereof filed as Exhibit 10.1 to the Original Filing, is filed as Exhibit 10.1 hereto.

     A copy of the Second Amendment to Second Lien Credit Agreement, dated as of June 12, 2008, which replaces, and contains information not contained in, the version thereof filed as Exhibit 10.2 to the Original Filing, is filed as Exhibit 10.2 hereto.

     Except for the previously redacted information contained in the replaced exhibits referenced above, this Current Report on Form 8–K/A does not amend or update any other information contained in the Original Filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, the letter of credit issuers from time to time party thereto, Churchill Financial LLC, as administrative agent, and Ableco Finance LLC, as collateral agent (containing redacted information not included in, and replacing, Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 16, 2008).
10.2	Second Amendment to Second Lien Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, and Clearlake Capital Group, L.P., as administrative agent (containing redacted information not included in, and replacing, Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on June 16, 2008).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoAmerica, Inc. (Registrant)

By: /s/ John R. Ferron
Name: John R. Ferron Title: Chief Operating Officer & Chief Financial Officer

Date: July 2, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, the letter of credit issuers from time to time party thereto, Churchill Financial LLC, as administrative agent, and Ableco Finance LLC, as collateral agent (containing redacted information not included in, and replacing, Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 16, 2008).
10.2	Second Amendment to Second Lien Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, and Clearlake Capital Group, L.P., as administrative agent (containing redacted information not included in, and replacing, Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on June 16, 2008).